Deutsche Asset
& Wealth Management
                                                                       [DB Logo]

Summary Prospectus | October 19, 2015



Deutsche Multi-Asset Global Allocation Fund

(formerly Deutsche LifeCompass 2020 Fund)





 CLASS/Ticker    A   SUPAX    B   SUPBX    C   SUPCX    S   SPGRX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/ mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated October 19, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to maximize total return.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Deutsche funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 52) and Purchase and Redemption of Shares in the fund's SAI (p. II-16).


SHAREHOLDER FEES (paid directly from your investment)


                                                   A          B          C      S
                                          ----------  ---------  ---------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price              5.75     None       None     None
-----------------------------------------      ----     --         --       ---
Maximum deferred sales charge (load), as
% of redemption proceeds                     None     4.00       1.00       None
-----------------------------------------    ------   ----       ----       ---
Account Maintenance Fee (annually, for
fund account balances below $10,000 and
subject to certain exceptions)              $   20    $20        $20        $20
-----------------------------------------   -------   ----       ----       ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                                A          B          C           S
                                        ---------  ---------  ---------  ----------
Management fee1                             0.39       0.39       0.39       0.39
---------------------------------------     ----       ----       ----       ----
Distribution/service (12b-1) fees           0.24       0.99       1.00      None
---------------------------------------     ----       ----       ----      -----
Other expenses                              0.41       0.55       0.37       0.42
---------------------------------------     ----       ----       ----      -----
Acquired funds fees and expenses2           0.42       0.42       0.42       0.42
---------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES        1.46       2.35       2.18       1.23
---------------------------------------     ----       ----       ----      -----
Fee waiver/expense reimbursement            0.31       0.45       0.28       0.33
---------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES
AFTER FEE WAIVER/EXPENSE REIMBURSEMENT      1.15       1.90       1.90       0.90
---------------------------------------     ----       ----       ----      -----

(1 )The "Management fee" has been restated to reflect the fund's new investment management agreement, effective October 19, 2015. Under the new investment management agreement the Advisor is paid a management fee of: (a) 0.10% of the fund's average daily net assets invested in exchange-traded funds and mutual funds, and (b) 0.65% of the fund's average daily net assets not covered in (a) above. The effective management fee rate reflects the Advisor's estimate based on anticipated allocation of fund assets.
(2) The "Acquired funds fees and expenses" have been restated to reflect the Advisor's estimate of fees incurred based on the fund's expected allocation of assets between direct investments and underlying fund investments.

The Advisor has contractually agreed through September 30, 2018 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.15%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board. Because acquired fund fees and expenses are estimated for the current fiscal year, individual shareholders may experience total operating expenses higher or lower than the expense caps depending upon when shares are redeemed and the accuracy of the Advisor's estimates regarding acquired fund fees and expenses.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in the "1 Year" period and two years of capped expenses in each of the "3 Years," "5 Years," and "10 Years" periods) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 685     $ 593     $ 293     $  92
--       -----     -----     -----     -----
3          951       945       627       323
--       -----     -----     -----     -----
5        1,270     1,372     1,117       610
--       -----     -----     -----     -----
10       2,169     2,185     2,468     1,429
--       -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 685     $ 193     $ 193     $  92
--       -----     -----     -----     -----
3          951       645       627       323
--       -----     -----     -----     -----
5        1,270     1,172     1,117       610
--       -----     -----     -----     -----
10       2,169     2,185     2,468     1,429
--       -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund (or an underlying fund) pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2014: 60%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund seeks to achieve its objective by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies).


Investments may be made in Deutsche funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the fund's investment advisor, or one of its affiliates), or directly in securities and derivatives. The fund may also invest in securities of unaffiliated mutual funds or ETFs when the economic exposure to a particular market or sector is not available through a Deutsche fund. Deutsche funds and other funds and ETFs in which the fund may invest are referred to as "underlying funds." The fund's allocations among direct investments and underlying funds will vary over time. The fund will generally invest in at least three different countries and have exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund's net assets. The fund may be appropriate for investors seeking high total investment returns.


Under normal market conditions, the fund will invest in a combination of funds and direct investments comprising a broadly diversified global portfolio.


The fund can buy many types of securities (directly or indirectly through investment in underlying funds), among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities and ETFs. The fund may invest in securities of any size, investment style, category or credit quality, and from any country (including emerging and frontier markets).


MANAGEMENT PROCESS. Using a risk/return strategic asset allocation process, portfolio management allocates the fund's assets among various asset categories. Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the fund's overall investment strategy or based upon other relevant considerations.


Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time. Tactical allocations reflect views from Deutsche Asset & Wealth Management's Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and may be implemented as: (i) changes to a fund's strategic asset allocation, (ii) through the addition of new allocations, or (iii) through changes to prior tactical allocations.


DERIVATIVES. Portfolio management generally may use forward currency contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities or to seek to enhance total returns. In addition, portfolio management may use futures contracts and interest rate swap contracts to gain exposure to different parts of the yield curve while managing overall duration.


Futures contracts may also be used to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, portfolio management generally may use credit default swaps to seek to increase the fund's income, to gain exposure to a bond issuer's credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund's portfolio. Portfolio management generally may also use commodity-linked derivatives to gain exposure to commodities. Portfolio management may also use option contracts in order to gain exposure to a



                                       2
                                     Deutsche Multi-Asset Global Allocation Fund


                                             SUMMARY PROSPECTUS October 19, 2015
particular market or security, to seek to increase the fund's income, or to hedge against changes in a particular market or security.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


You may experience losses, including losses near, at, or after the target date year. There is no guarantee that the fund will provide adequate income at, and through, your retirement.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price. To the extent the fund invests in a particular capitalization or sector, the fund's performance may be affected by the general performance of that particular capitalization or sector.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High-yield debt securities are considered speculative, and credit risk for high-yield securities is greater than for higher-rated securities.


Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current



                                       3
                                     Deutsche Multi-Asset Global Allocation Fund


                                             SUMMARY PROSPECTUS October 19, 2015
period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.


In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.


The fund is also subject to the risk that an underlying fund may pay a redemption request by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.


CONCENTRATION RISK - UNDERLYING FUNDS. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund's performance.


While the fund does not concentrate in a particular industry, it may concentrate in an underlying Deutsche fund, and there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund indirectly having concentrated assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the fund's returns. The fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their own investment objectives and strategies.


NON-DIVERSIFICATION RISK - UNDERLYING FUNDS. While the fund is diversified, certain underlying funds may be classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.


DIVIDEND-PAYING STOCK RISK. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be adversely affected.


Preferred stocks, a type of dividend-paying stock, present certain additional risks. These risks include credit risk, interest rate risk, subordination to bonds and other debt securities in a company's capital structure, liquidity risk, and the risk of limited or no voting rights. Additionally, during periods of declining interest rates, there is a risk that an issuer may redeem its outstanding preferred stock. If this happens, the fund may be forced to reinvest in lower yielding securities. An issuer of preferred stock may have special redemption rights that, when exercised, may negatively impact the return of the preferred stock held by the fund.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.


REAL ESTATE SECURITIES RISK. Real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, falling rents (whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.


INFRASTRUCTURE-RELATED COMPANIES RISK. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates.



                                       4
                                     Deutsche Multi-Asset Global Allocation Fund


                                             SUMMARY PROSPECTUS October 19, 2015

COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions.


The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. To the extent the fund intends to qualify as a regulated investment company under the Internal Revenue Code, the fund's ability to gain exposure to commodity-linked instruments may be limited.


CROCI (Reg. TM) RISK. Certain of the underlying funds will be managed using the Cash Return on Capital Invested (CROCI (Reg. TM)) Investment Process which is based on the portfolio management's belief that, over time, sectors/stocks which display more favorable financial metrics (for example, the CROCI (Reg.
TM) Economic P/E ratio) as generated by this process may outperform sectors/stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.


The calculation of financial metrics used by the fund (such as, among others, the CROCI (Reg. TM) Economic P/E ratio) are determined by the CROCI (Reg. TM) Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI (Reg. TM) Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI (Reg. TM) strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund's ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI (Reg. TM) Investment Process.


FRONTIER MARKET RISK. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity - economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.


MICRO-CAP COMPANY RISK. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because micro-cap companies' earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Micro-cap stocks tend to be less liquid than stocks of companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which generally increases liquidity risk and pricing risk for these securities. There may be a substantial period before the fund realizes a gain, if any, on an investment in a micro-cap company.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.



                                       5
                                     Deutsche Multi-Asset Global Allocation Fund


                                             SUMMARY PROSPECTUS October 19, 2015

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and the fund may have to sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund's performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.


As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.


INTEREST RATE STRATEGIES RISK. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates.


MARKET DIRECTION RISK. Since certain underlying funds will typically hold both long and short positions, an investment in the fund will involve market risks associated with different types of investment decisions than those made for a typical "long only" fund. The underlying fund's results will suffer both when there is a general market advance and the underlying fund holds significant "short" positions, or when there is a general market decline and the underlying fund holds significant "long" positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.


BORROWING RISK. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


SENIOR LOANS RISK. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and



                                       6
                                     Deutsche Multi-Asset Global Allocation Fund


                                             SUMMARY PROSPECTUS October 19, 2015
may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.

Senior loans may not be considered "securities," and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.


Affiliates of the Advisor may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the senior loan market may restrict the fund's ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund's overall portfolio as compared to the portfolio of a larger fund.


TAX STATUS RISK. Income and gains from commodities or certain commodity-linked derivatives do not constitute "qualifying income" to the fund for purposes of qualification as a "regulated investment company" for federal income tax purposes. Receipt of such income could cause the fund to be subject to tax at the fund level. The Internal Revenue Service has issued a private ruling to certain underlying funds that income derived from the fund's investment in its wholly-owned Subsidiary that invests in commodities and commodity-related investments will constitute qualifying income to the fund. Income from other commodity-linked derivatives in which the fund invests directly or indirectly may not constitute qualifying income. If such income were determined to cause the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level.


SUBSIDIARY RISK. Certain underlying funds may invest in a wholly-owned subsidiary of the underlying fund formed under the laws of the Cayman Islands (the Subsidiary) that is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore it is not subject to all of the investor protections of the Investment Company Act of 1940. A regulatory change in the US or the Cayman Islands that impacts the Subsidiary or how the underlying fund invests in the Subsidiary, such as a change in tax law, could adversely affect the underlying fund and the fund. By investing in the Subsidiary, the underlying funds and the fund are exposed to the risks associated with the Subsidiary's investments, which generally include the risks of investing in derivatives and commodities-related investments.


MULTI-MANAGER APPROACH RISK. While the investment strategies employed by certain underlying funds' investment management teams are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by the fund's multiple investment management teams may result in a fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The investment management teams selected for a fund may underperform the market generally or other investment management teams that could have been selected for the fund. The multi-manager approach could increase a fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a fund's portfolio securities, higher brokerage commissions and other transaction costs. The success of a fund's investment strategy depends on, among other things, both the Advisor's skill in selecting investment management teams and allocating assets to those investment management teams and on an investment management team's skill in executing the relevant investment strategy and selecting investments for a fund. The degree of correlation among the investment management teams' investment strategies



                                       7
                                     Deutsche Multi-Asset Global Allocation Fund


                                             SUMMARY PROSPECTUS October 19, 2015
and the market as a whole will vary as a result of market conditions and other factors, and certain investment management teams could have a greater degree of correlation with each other and with the market than other investment management teams.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


Prior to July 8, 2013, the fund had a sub-advisor and a different management team that operated with a different investment strategy. Effective October 19, 2015, the fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the fund's current investment strategy had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]


  2005      2006       2007       2008       2009       2010       2011       2012       2013       2014
  5.84      13.30      4.41       -32.84     24.60      11.69       -2.15     11.76      14.49      3.98





                    RETURNS    PERIOD ENDING
 BEST QUARTER      14.35%      June 30, 2009
 WORST QUARTER     -18.90%     December 31, 2008
 YEAR-TO-DATE       -4.41%     September 30, 2015

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2014 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.




                                   CLASS           1          5         10
                               INCEPTION        YEAR      YEARS      YEARS
                            ------------  ----------  ---------  ---------
CLASS A before tax          12/29/2000        -2.00       6.50       3.68
--------------------------  ----------       ------       ----       ----
  After tax on distribu-
  tions                                       -3.07       5.86       2.97
  After tax on distribu-
  tions and sale of fund
  shares                                      -0.93       4.94       2.71
--------------------------  ----------       ------       ----       ----
CLASS B before tax          12/29/2000        0.25        6.84       3.53
--------------------------  ----------       ------       ----       ----
CLASS C before tax          12/29/2000        3.25        6.97       3.52
--------------------------  ----------       ------       ----       ----
CLASS S before tax          11/15/1996        4.25        8.03       4.55
--------------------------  ----------       ------       ----       ----
S&P TARGET RISK
MODERATE INDEX (reflects
no deduction for fees,
expenses or taxes)                            4.49        6.76       4.93
--------------------------  ----------       ------       ----       ----
BLENDED INDEX (reflects
no deduction for fees,
expenses or taxes)                            3.23        9.46       7.33
--------------------------  ----------       ------       ----       ----
S&P TARGET DATE 2020
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                     5.67        8.95       5.75
--------------------------  ----------       ------       ----       ----

BLENDED INDEX is composed of 60% in the MSCI World Index and 40% in the Barclays Global Aggregate Bond Index.

On October 19, 2015, the S&P Target Risk Moderate Index replaced the S&P Target Date 2020 Index as the comparative broad based securities market index because the Advisor believes that the S&P Target Risk Moderate Index more closely reflects the fund's investment strategies. On October 19, 2015 the Blended Index was added as the sole additional comparative index. The Advisor believes the Blended Index provides additional comparative performance information and represents the fund's overall strategic asset allocations.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

PANKAJ BHATNAGAR, PHD, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2013.


DARWEI KUNG, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2013.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

                                       8
                                     Deutsche Multi-Asset Global Allocation Fund


                                             SUMMARY PROSPECTUS October 19, 2015

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. Because Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.



TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset & Wealth Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset & Wealth Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset & Wealth Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset & Wealth Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       9
                                     Deutsche Multi-Asset Global Allocation Fund
                                  SUMMARY PROSPECTUS October 19, 2015 DLC20F-SUM